Exhibit 21.1

Subsidiaries of the Registrant

The subsidiaries of the Registrant are as follows:

Entity	Property	State of Organization
Inland American Bristol LLC	Stop & Shop - Bristol	Delaware
Inland American Bristol Member II LLC	Stop & Shop - Bristol	Delaware
Inland American Ceruzzi Bristol Member LLC	Stop & Shop - Bristol	Delaware
Inland American Chicago Lincoln LLC	Lincoln Village	Delaware
Inland American Cumberland LLC	Stop & Shop - Cumberland	Delaware
Inland American Cumberland Member II LLC	Stop & Shop - Cumberland	Delaware
Inland American Ceruzzi Cumberland Member LLC	Stop & Shop - Cumberland	Delaware
Inland American Framingham LLC	Stop & Shop - Framingham	Delaware
Inland American Framingham Member II LLC	Stop & Shop - Framingham	Delaware
Inland American Ceruzzi Framingham Member LLC	Stop & Shop - Framingham	Delaware
Inland American Greenville Pleasantburg LLC	Bi-Lo - Greenville	Delaware
Inland American Greenville Pleasantburg Member II LLC	Bi-Lo - Greenville	Delaware
Inland American Ceruzzi Greenville Pleasantburg Member LLC	Bi-Lo - Greenville	Delaware
Inland American Hyde Park LLC	Shop & Shop - Hyde Park	Delaware
Inland American Hyde Park Member LLC	Shop & Shop - Hyde Park	Delaware
Inland American Hyde Park Member II LLC	Shop & Shop - Hyde Park	Delaware
Inland American Malden LLC	Stop & Shop - Malden	Delaware
Inland American Malden Member II LLC	Stop & Shop - Malden	Delaware
Inland American Ceruzzi Malden Member LLC	Stop & Shop - Malden	Delaware
Inland American Pearland Silverlake Village GP LLC	Cinemark 12 Pearland	Delaware
Inland American Pearland Silverlake Village LP LLC	Cinemark 12 Pearland	Delaware
Inland American Sicklerville LLC	Stop & Shop - Sicklerville	Delaware
Inland American Sicklerville Member II LLC	Stop & Shop - Sicklerville	Delaware
Inland American Ceruzzi Sicklerville Member LLC	Stop & Shop - Sicklerville	Delaware
Inland American Southington LLC	Stop & Shop - Southington	Delaware
Inland American Southington Member II LLC	Stop & Shop - Southington	Delaware
Inland American Ceruzzi Southington Member LLC	Stop & Shop - Southington	Delaware
Inland American Swampscott LLC	Stop & Shop - Swampscott	Delaware
Inland American Swampscott Member II LLC	Stop & Shop - Swampscott	Delaware
Inland American Ceruzzi Swampscott Member LLC	Stop & Shop - Swampscott	Delaware
Inland American Zanesville North Pointe Centre	North Pointe Centre	Delaware
Minto Builders (Florida), Inc.		Florida
A-S 68 HWY 288-Silver Lake Limited Partnership	Cinemark 12 Pearland	Texas
MB Buckhorn LP	Buckhorn Plaza	Illinois
MB Burlington LLC	Burlington Crossing Phase I & II	Delaware
MB Canfield Main LLC	Canfield Plaza	Delaware
MB Columbus Hilliard LLC	The Market at Hilliard	Delaware
MB Conroe GP LLC	McKesson Distribution Center	Delaware
MB Conroe Limited Partnership	McKesson Distribution Center	Illinois
MB Corpus Christi Saratoga GP LLC	Saratoga Town Center	Delaware
MB Corpus Christi Saratoga Limited Partnership	Saratoga Town Center	Illinois
MB Cypress CyFair GP LLC	CyFair Town Center	Delaware
MB Cypress CyFair Limited Partnership	CyFair Town Center	Illinois
MB Cypress CyFair Outlot GP LLC	CyFair Town Center - Outlot	Delaware

Entity	Property	State of Organization
MB Cypress CyFair Outlot LP	CyFair Town Center - Outlot	Illinois
MB Dallas Carver Creek GP LLC	Carver Creek Shopping Center	Delaware
MB Dallas Carver Creek Limited Partnership	Carver Creek Shopping Center	Illinois
MB Eagles Stockbridge LLC	Plaza at Eagles Landing	Delaware
MB East Humble Atascocita GP LLC	Atascocita Shopping Center	Delaware
MB East Humble Atascocita Limited Partnership	Atascocita Shopping Center	Illinois
MB Fabyan Randall Plaza LLC	Fabyan Randall Plaza	Delaware
MB Friendswood Parkwood GP LLC	Friendswood Shopping Center	Delaware
MB Friendswood Parkwood Limited Partnership	Friendswood Shopping Center	Illinois
MB Herndon LLC	Dulles Plaza	Delaware
MB Hoffman Estates LLC	SBC	Delaware
MB Houston 6101 Richmond GP, LLC	6101 Richmond Bldg	Delaware
MB Houston 6101 Richmond Limited Partnership	6101 Richmond Bldg	Illinois
MB Houston 6234 Richmond GP LLC	6234 Richmond Ave	Delaware
MB Houston 6234 Richmond Limited Partnership	6234 Richmond Ave.	Illinois
MB Houston 21602 Tomball GP LLC	24 Hour Fitness - 249 & Jones	Delaware
MB Houston 21602 Tomball Limited Partnership	24 Hour Fitness - 249 & Jones	Illinois
MB Houston Antoine GP LLC	Antoine Town Center	Delaware
MB Houston Antoine Limited Partnership	Antoine Town Center	Illinois
MB Houston Ashford GP LLC	Ashford Plaza	Delaware
MB Houston Ashford Limited Partnership	Ashford Plaza	Illinois
MB Houston Blackhawk GP LLC	Blackhawk Town Center	Delaware
MB Houston Blackhawk Limited Partnership	Blackhawk Town Center	Illinois
MB Houston Cypress GP LLC	Cypress Town Center	Delaware
MB Houston Cypress Limited Partnership	Cypress Town Center	Illinois
MB Houston Eldridge GP LLC	NTB Eldridge	Delaware
MB Houston Eldridge Limited Partnership	NTB Eldridge	Illinois
MB Houston Eldridge Town Center GP LLC	Eldridge Town Center	Delaware
MB Houston Eldridge Town Center Limited Partnership	Eldridge Town Center	Illinois
MB Houston Eldridge Lakes GP LLC	Eldridge Lakes Town Center	Delaware
MB Houston Eldridge Lakes Limited Partnership	Eldridge Lakes Town Center	Illinois
MB Houston Highland GP LLC	Highland Plaza	Delaware
MB Houston Highland Limited Partnership	Highland Plaza	Illinois
MB Houston Hunting Bayou Restaurant GP LLC	Joe’s Crab Shack (Ground Lease)	Delaware
MB Houston Hunting Bayou Restaurant Limited Partnership LLC	Joe’s Crab Shack (Ground Lease)	Illinois
MB Houston West End GP LLC	West End Square	Delaware
MB Houston West End Limited Partnership	West End Square	Illinois
MB Houston Winchester GP LLC	Winchester Town Center	Delaware
MB Houston Winchester Limited Partnership	Winchester Town Center	Illinois
MB Houston Windemere GP LLC	Windemere Village	Delaware
MB Houston Windemere Limited Partnership	Windemere Village	Illinois
MB Houston Woodforest GP LLC	Woodforest Square	Delaware
MB Houston Woodforest Limited Partnership	Woodforest Square	Illinois
MB Humble Pinehurst GP LLC	Pinehurst Shopping Center	Delaware
MB Humble Pinehurst Limited Partnership	Pinehurst Shopping Center	Illinois
MB Jacinto City Hunting Bayou GP LLC	Hunting Bayou Shopping Center	Delaware
MB Jacinto City Hunting Bayou Limited Partnership	Hunting Bayou Shopping Center	Illinois
MB Jacinto City Market GP LLC	11500 Market Street	Delaware
MB Jacinto City Market Limited Partnership	11500 Market Street	Illinois
MB Jacinto City Theater GP LLC	Cinemark Jacinto City	Delaware

Entity	Property	State of Organization
MB Jacinto City Theater Limited Partnership	Cinemark Jacinto City	Illinois
MB Jacinto City Restaurant GP LLC	Chili’s (Ground Lease)	Delaware
MB Jacinto City Restaurant Limited Partnership	Chili’s (Ground Lease)	Illinois
MB Keene Monadnock LLC	Monadnock Marketplace	Delaware
MB Largo Paradise, L.L.C.	Paradise Shops at Largo	Delaware
MB League City Bay Colony GP LLC	Bay Colony Town Center	Delaware
MB League City Bay Colony Limited Partnership	Bay Colony Town Center	Illinois
MB Lincoln Mall LLC	Lincoln Mall Shopping Center	Delaware
MB Longview Triangle LLC	Triangle Center	Delaware
MB Louisville Southgate LLC	Southgate Apartments	Delaware
MB Margate Lakewood LLC	Lakewood Shopping Center Phase I	Delaware
MB Minneapolis 8th Street LLC	IDS Center	Delaware
MB San Antonio Brooks LP	Brooks Corner	Delaware
MB Pittsburgh Bridgeside DST	Bridgeside Point	Delaware
MB Shakopee Vierling LLC	Shakopee Center	Delaware
MB Sherman Town Center GP LLC	Sherman Town Center	Delaware
MB Sherman Town Center Limited Partnership	Sherman Town Center	Illinois
MB Springfield National LLC	Walgreens, Springfield, MO	Delaware
MB Spring Stables GP LLC	Stables at Town Center	Delaware
MB Spring Stables Limited Partnership	Stables at Town Center	Illinois
MB Spring Town Center GP LLC	Spring Town Center Phase I & II	Delaware
MB Spring Town Center Limited Partnership	Spring Town Center Phase I & II	Illinois
MB Suffolk Lake View LLC	Lake View Tech Center I	Delaware
MB Sugar Land Colony GP LLC	Colony Square	Delaware
MB Sugar Land Colony Limited Partnership	Colony Square	Illinois
MB Sugar Land Gillingham GP LLC	Thermo Process System Office	Delaware
MB Sugar Land Gillingham Limited Partnership	Thermo Process System Office	Illinois
MB The Woodlands Lake Woodlands GP LLC	24 Hour Fitness Center - The Woodlands	Delaware
MB The Woodlands Lake Woodlands Limited Partnership	24 Hour Fitness Center - The Woodlands	Illinois
MB Tomball Town Center GP LLC	Tomball Town Center	Delaware
MB Tomball Town Center Limited Partnership	Tomball Town Center	Illinois
MB Webster Gulf Freeway GP LLC	Cinemark - Webster	Delaware
MB Webster Gulf Freeway Limited Partnership	Cinemark - Webster	Illinois
MB Willis Town Center GP LLC	Willis Town Center	Delaware
MB Willis Town Center Limited Partnership	Willis Town Center	Illinois